CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BulletShares 2023 Corporate Bond ETF
Guggenheim BulletShares 2024 Corporate Bond ETF

Supplement to the currently effective Prospectus for the above-listed Funds:

In the subsection titled “Investment Grade Indices Index Construction” in the “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks” section of the Prospectus, the first numbered paragraph is hereby deleted and replaced with the following:

1.	Securities eligible for inclusion in each Index are U.S. dollar-denominated fixed-income securities of corporate issuers that meet the following criteria:

•	have at least $500 million of outstanding face value;

•	have a minimum credit rating of BBB- from Fitch Investor Services (“Fitch”) or Standard and Poor’s Rating Group (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”); and

•
are issued by companies domiciled in the U.S., Canada, Western Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) or Japan.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

October 30, 2014	BSCNBSCO-SUP